UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)
Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283

(Commission File Number)	(IRS Employer Identification No.)

One SE Convenience Blvd., Ankeny, Iowa	50021

(Address of principal executive Offices)	(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)
NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CASY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Incorporation Amendments

On June 28, 2019, the Board of Directors (the “Board”) of Casey’s General Stores, Inc. (the “Company”) adopted amendments (the “Articles Amendment”) to the Company’s Second Restatement of the Restated and Amended Articles of Incorporation (the “Articles”) to implement the provisions of Iowa Code Section 490.806B (“Section 490.806B”) which, starting with the Company’s 2019 annual shareholders’ meeting, requires the Board to begin a phased declassification over a three-year period. The Articles Amendment replaces Article V, Subsection A and Article IX of the Articles and provides that the staggered terms of the Company’s “Class I”, “Class II” and “Class III” directors elected or appointed prior to January 1, 2019 cease at the expiration of their then current terms, and that the terms of directors elected or appointed on or after January 1, 2019 expire at the next annual shareholders’ meeting following their election or appointment.

Under Section 490.806B, subsection 2, the Articles Amendment is required to be adopted without shareholder approval.

The foregoing description is qualified in its entirety by reference to the Articles of Amendment as filed with the Iowa Secretary of State on July 2, 2019, a copy of which is attached as Exhibit 3.1 and is incorporated herein by reference.

Bylaws Amendment

On June 28, 2019, the Board adopted a conforming amendment (the “Bylaws Amendment”) to the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”) to implement Section 490.806B. The Bylaws Amendment replaces Article III, Section 2 of the Bylaws and provides that the Company’s directors shall be elected or appointed to, and shall hold office for a term, as set forth in the Articles, and that the terms of directors elected or appointed to fill a vacancy or newly-created directorship shall expire at the next annual shareholders’ meeting following their election or appointment.

The foregoing description is qualified in its entirety by reference to the Bylaws Amendment, a copy of which is attached as Exhibit 3.2(a) and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to the Second Restatement of the Restated and Amended Articles of Incorporation of Casey's General Stores, Inc.
3.2(a)	Amendment to Fourth Amended and Restated Bylaws of Casey's General Stores, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: July 2, 2019	By:	/s/ William J. Walljasper
William J. Walljasper
Senior Vice President and
Chief Financial Officer